Exhibit 99.1

TERMS OF PRIVATE PLACEMENT OF COMMON EQUITY SHARES

The Offering

The Company agrees to sell and Sino Mart Management Limited (the “Purchaser”) agrees to buy $3,480,000 of Common Equity Shares (the “Shares”), on the terms and conditions set forth below.

Closing

Closing will occur one business day following shareholder approval of the proposed investment by shareholders of the Company pursuant to Nasdaq Marketplace Rule4460(i); provided that such approval takes place prior to March 31, 2002, and further provided however that the purchaser shall have the right to determine not to close this investment if at that time the Company is not fully in compliance with the maintenance criteria of the Nasdaq National Market System or the registration statement described below has not been filed.

Purchase Price

The purchase price of the Shares (the “Share Price”) will be US$ 0.32 per common share, payable in cash.

Purchaser Requirements

Purchaser qualifies as an Accredited Investor, as defined in Regulation D under the Securities Act of 1933, as amended.

Registration

The Company represents, warrants and agrees that it will prepare and file with the Securities Exchange Commission a registration statement (the “Registration Statement”) on the appropriate form under the Act, to register for resale the shares of Common Stock issued as part of the Placement within 90 days of the Final Closing Date (of the Private Placement).  The Company will use its best efforts to have the Registration Statement effective for a period of three (3) years following the Final Closing Date.   If the Registration Statement is not declared effective within 150 days of the Final Closing Date, additional Shares shall be issued so as to cause the Share Price to be reduced by two percent (2%) for each thirty (30) day period, or any part thereof, beyond such 150 day period, until the Registration Statement is declared effective.  The maximum reduction in Share Price pursuant to this provision will be 36%.

Use of Proceeds

The Company intends to utilize the net proceeds of this Offering for working capital and other general corporate purposes.

Subscription Procedure

To subscribe for the Shares offered herby, to the Purchaser must complete the Subscription Agreement and Letter of Investment Intent (attached as Exhibit 1) and return it to the Company.  The execution and delivery of the Subscription Agreement and Letter of Investment Intent will constitute a prospective investor’s irrevocable subscription for the aggregate purchase price indicated.

Subscription payments by the Purchaser shall be made as follows in accordance with the instructions contained in the Escrow Agreement:

(a)          25% or $870,000 remitted via wire transfer to the Escrow Agent  after Company acceptance of the Subscription Agreement and before December 31, 2001.

(b)         75% or $2,610,000 remitted via wire transfer to the Escrow Agent on or before the Closing Date.

The Company will promptly counter-execute the Subscription Agreement and Letter of Investment Intent and return a copy of the same to the Purchaser on or before December 11, 2001.

Escrow Account

All subscription payments received prior to each Closing will be deposited with an escrow agent,  selected by the Company, pursuant to the Escrow Agreement.  No interest will be earned by prospective investors in subscription payments held by the Escrow Agent.  Interest earned in the account will be retained by the Escrow Agent as its sole compensation for its services.  The Escrow Agent provides that if the Closing conditions described above are not satisfied, the subscription proceeds will be returned to the prospective investor without interest or deduction.  In addition, the Purchaser upon written notice to the Escrow Agent, may elect not to close this investment if at that time the Company is not fully in compliance with the maintenance criteria of the Nasdaq National Market System or if the registration statement described below has not been filed.

EXHIBIT 1

SUBSCRIPTION AGREEMENT AND LETTER OF INVESTMENT INTENT

PacificNet.com, Inc.

7808 Creekridge Circle

Bloomington, MN 55439

Attention: David Bussmann, Chairman

The undersigned desires to purchase Common Equity Shares (the “Shares”) in PacificNet.com, Inc., a Delaware corporation (the “Company”), and hereby subscribes for Shares upon the terms and conditions set forth below.  The terms of the “Terms Of Private Placement Of Common Equity Shares” attached hereto are incorporated herein by reference.

1.               The undersigned agrees to contribute US$3,480,000 to the Company for 10,875,000 Shares ($0.32 per Share).

Share Price	$0.32
Total Investment Amount	$3,480,000
Number of Shares	10,875,000

Subscription payment by the Purchaser shall be made as follows in accordance with the instructions contained in the Escrow Agreement:

(a)          25% or $870,000 remitted via wire transfer to the Escrow Agent  after Company acceptance of the Subscription Agreement and before December 31, 2001.

(b)         75% or $2,610,000 remitted via wire transfer to the Escrow Agent on or before the Closing Date.

The Company will promptly counter-execute the Subscription Agreement and Letter of Investment Intent and return a copy of the same to the Purchaser on or before December 11, 2001.

If the Subscription for Shares is accepted by the Company, the Purchaser will remit the required amount via wire transfer to the ecrow account established by the Escrow Agent or the Company’s bank account in Hong Kong.

2.     The undersigned acknowledges and represents that:

(a)          The undersigned has received and reviewed the Company’s filings with the Securities Exchange Commission through November 19, 2001.

(b)         The undersigned believes that the undersigned has knowledge and experience in financial and business matters, that it is capable of evaluating the merits and risks of the prospective investment in the Company and that it is able to bear such risks.

(c)          The undersigned understands that investment in the Company involves a high degree of risk, but believes that the investment is suitable for the undersigned based upon its business and investment objectives.

(d)         The undersigned has been given access to information regarding the Company, including the opportunity to meet with the Company’s directors and executives to discuss investment in the Company and to review all documents as it may have requested in writing and has utilized such access to its satisfaction for the purpose of obtaining information.

(e)          The undersigned realizes that (i) the purchase of Shares is a long–term investment, and the undersigned must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933 (the “Act”) and, therefore, cannot be sold unless they are subsequently registered under said Act or an exemption from such registration is available.

(f)    Status as an “Accredited Investor.”  The undersigned is: (check all that apply)

☒	(1)	A natural person whose individual net worth or joint net worth in his or her spouse, exceeds $1,000,000.00.

(2)

A natural person whose individual income was in excess of $200,000.00, or whose joint income with his or her spouse was in excess of $300,000.00, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

	(3)	A bank, insurance company, registered investment company, business development company, small business investment company or employee benefit plan.

	(4)	A savings and loan association, credit union, or similar financial institution, or a registered broker or dealer.

☒	(5)	A private business development company.

	(6)	An organization described in Section 501(c)(3) of the Internal Revenue Code with assets in excess of $1,000,000.00.

	(7)	A corporation, Massachusetts or similar business trust, or partnership with assets in excess of $1,000,000.00.

	(8)	A trust with assets in excess of $1,000,000.00.

	(9)	A director or executive Manager of the company.

	(10)	An entity in which all of the equity owners are accredited investors.

The Company reserves the right to request additional information from the Subscriber to verify the information represented by the Subscriber in (a) and (b)

3.               The undersigned has been advised that the Shares are not being registered under the Act or the relevant state securities laws pursuant to exemptions from the Act and laws, and that the Company’s reliance upon such exemptions is predicated in part on the undersigned’s representations to the Company as contained herein.

The Company represents, warrants and agrees that it will prepare and file with the Securities Exchange Commission a registration statement (the “Registration Statement”) on the appropriate form under the Act, to register for resale the shares of Common Stock issued as part of the Placement within 90 days of the Final Closing Date (of the Private Placement).  The Company will use its best efforts to have the Registration Statement effective for a period of three (3) years following the Final Closing Date.   If the Registration Statement is not declared effective within 150 days of the Final Closing Date, additional Shares shall be issued so as to cause the Share Price to be reduced by two percent (2%) for each thirty (30) day period, or any part thereof, beyond such 150-day period, until the Registration Statement is declared effective.  The maximum reduction in Share Price pursuant to this provision will be 36%.

The undersigned represents and warrants that the Shares are being purchased for its own account and for investment and without the intention of reselling or redistributing the same, that it has made no agreement with others regarding any of such Shares and that its financial condition is such that it is not likely that it will be necessary to dispose of any of such Shares in the foreseeable future.  The undersigned is aware that, in the view of the Securities and Exchange Commission (“SEC”) and applicable state bodies that administer state securities laws, a purchase of Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged as security, would represent an intent inconsistent with the representations set forth above.  The undersigned further represents and agrees that if, contrary to its foregoing intentions, it should later desire to dispose of or transfer any of such Shares in any manner, it shall not do so without first obtaining (a) the opinion of counsel designated by the Company that such proposed disposition or transfer lawfully may be made without the registration of such Shares for such purpose pursuant to the Act, as then in effect, and applicable state securities laws or (b) such registrations (it being expressly understood that the Company shall not have any obligation to register the Shares for such purpose, other than as expressly provided herein).

4.               The undersigned represents and warrants that the undersigned is domiciled/located in Hong Kong and that the Shares are being purchased solely for the beneficial interest of the undersigned and not as nominee, for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

5.  The undersigned represents that this Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized Manager or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

6.                                                               Miscellaneous.

(a)          The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Shares, and further agrees to indemnify and hold harmless the Company, each current and future Officer, director, employee, agent and shareholder from and against any and all loss, damage, claim, penalty or liability due to, or arising out of any misrepresentation of information furnished by the undersigned to the Company in this Subscription Agreement or out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

(b)         This Subscription Agreement shall be construed and interpreted in accordance with Delaware law without regard to conflict of law provisions.

(c)          The Company represents that to the best of its belief, the Private Placement of Common Equity Shares complies with the laws and regulations of the SEC.

7.                                                               Closing Conditions.

(a)                      Upon the date of Company’s acceptance of the undersigned’s Subscription Agreement through the Closing, the Company agrees that it will not enter into any negotiations or agreements to merge with or acquire any other business or enter into any negotiations or agreements to merge with or acquire any other entity whereby the Company shall issue (in aggregate) more than 5% of its entire issued share capital on a fully diluted basis (after issue of such shares to such entity) without the express written consent of the undersigned.

(b)                     Upon receipt by the Escrow Agent of the initial Subscription payment outlined in 1. (a) above, the Company agrees that it will not, after the date of the Subscription payment receipt by the Escrow Agent and prior to the Closing of the Placement, pay or declare any cash dividends or distributions to shareholders without the express written consent of the undersigned.

(c)                      Upon Closing, the Company agrees that the Board of Directors will pass a resolution to approve Three (3) Directors nominated by the undersigned.

(d)                     Upon Closing, the Company agrees that the Board of Directors will pass a resolution to approve Tony Tong as the CEO of the Company.

(e)                      Upon Closing, the Company agrees that it will maintain net tangible assets of US$400,000, including minimum cash assets of US$300,000.  For purposes of this calculation, the Company may add back all costs incurred or accrued related to the Placement, including, but not limited to legal fees, NASDAQ fees and costs associated with the receipt of shareholder approval.

(f)                                                Representations and Warranties of the Company to the Undersigned:

1.               Litigation. There are no material actions, suits, arbitrations, proceedings or investigations pending or currently threatened against the Company or its properties before any court, arbitrator or governmental agency, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, arbitration proceedings or investigations pending or threatened  (or any basis therefore known to the Company) involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements. with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court of government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

2.               Outstanding Indebtedness; Material Liabilities.  Except pursuant to the terms of Employment Contracts, Lease Contracts or as disclosed in the Financial Statements, the Company has no material liabilities or obligations.

Dated: December 9, 2001.

By:	/s/ Tong Cho-Sam
(Signature)

Tong Cho-Sam, Director
Name and title of subscriber typed or printed

Sino Mart Management Limited
Address:
Akara Building; 24 De Castro Street
Wickams Cay I
Road Town, Tortola, British Virgin Islands

Mailing Address (if different)

Tax Identification Number